Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”), dated as of the date set forth on the signature page hereto, is between QHSLab, Inc., a Nevada corporation (the “Company”), and the party identified on the signature page hereto as “Subscriber.”

R E C I T A L S:

The Company is offering to Accredited Investors, as that term is defined under Regulation D promulgated under the Securities Act and to Non-U.S Persons, as that term is defined under Regulation S promulgated under the Securities Act up to 2,000,000 shares of its common stock (“Common Stock”) for a purchase price of thirty cents ($0.30) per share to be accompanied by one warrant (“Warrant”) for every four shares of Common Stock purchased (the “Offering”). Each Warrant will be exercisable for one share of Common Stock at a price of $0.60 per share during the period commencing as of the acceptance of Subscriber’s subscription and ending December 31, 2030.

The Subscriber desires to purchase the number of shares of Common Stock (the “Shares”) and receive the number of Warrants (collectively with the Shares, the “Securities”) set forth on the signature page for the total purchase price set forth on the signature page (the “Purchase Price”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Subscriber agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Board of Directors” means the board of directors of the Company.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Regulation D” means Regulation D promulgated by the Commission under the Securities Act.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

ARTICLE II.

PURCHASE AND SALE

2.1 Purchase of the Securities. Subject to the terms and conditions of this Agreement, Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the Securities indicated on the signature page hereto and the Company agrees to issue the Securities against receipt of the Purchase Price.

2.2 Deliveries. The Subscriber will remit the Purchase Price to the Company by check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company. The Company will deliver the Securities or cause a book entry of delivery of the Shares and a certificate representing the Warrants to Subscriber to be made against the Company’s receipt of the Purchase Price.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Subscriber:

(a) Organization. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. The Company has made available to Subscriber or there is included on the Securities and Exchange Commission’s website (“EDGAR”) complete and correct copies of the articles of incorporation and bylaws of the Company, each as in effect on the date hereof (together, the “Charter Documents”). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Charter Documents. The Company has taken all action required by law, its Charter Documents, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by law, its Charter Documents, or otherwise to consummate the transactions herein contemplated.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith. This Agreement has been duly executed by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Securities and the shares of Common Stock issuable upon exercise of the Warrants do not and will not: (i) conflict with or violate any provision of the Charter Documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations).

(d) Issuance of the Securities. The Shares, the Warrants and the Shares issuable upon exercise of the Warrants have been duly authorized, and when issued in accordance with the terms set forth in this Agreement and the Warrant against payment of the exercise price, will be duly and validly issued.

(e) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for period commencing as of January 1, 2022, and ending as of the date hereof or such shorter period as the Company was required by law or regulation to fil4 such material (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.2 Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a) Power and Capacity. Subscriber has the legal power and capacity to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement, and to perform the Subscriber’s obligations under this Agreement.

(b) Due Execution and Delivery. This Agreement has been duly executed and delivered by the Subscriber.

(c) Binding Effect. This Agreement, when delivered by Subscriber in accordance with the terms hereof, will constitute the valid and legally binding obligation of Subscriber, enforceable against it or him in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution and delivery of this Agreement by the Subscriber and the performance by the Subscriber of the Subscriber’s obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or governmental entity under any laws; (b) will not violate any laws applicable to the Subscriber and (c) will not violate or breach any contractual obligation to which the Subscriber is a party.

(e) Accredited Investor. Subscriber understands that the Securities are being offered and sold in reliance on exemptions from the registration requirements of the Securities Act under Regulation D based upon the representations and warranties of the Subscriber that Subscriber is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D and acknowledges that the Company is relying upon the truth and accuracy of the representations, warranties, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares.

(f) Legends. Subscriber understands and acknowledges that the certificate representing the Shares, the Warrants and the shares issuable upon exercise of the Warrants will be endorsed with the following legends, as applicable, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES THAT ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR QHSLAB, INC. (THE “COMPANY”) RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.”

(g) No Governmental Review. Subscriber acknowledges that neither the SEC, nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(h) Purchasing for Own Account. Subscriber is purchasing the Securities for its own account, with the intention of holding the Securities, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities.

(i) Financial Ability. Subscriber is financially able to bear the economic risk of this investment, including the ability to hold the Securities indefinitely or to afford a complete loss of its investment in the Securities.

(j) Not formed to Invest. Subscriber represents that, if it is an entity, it was not organized or reorganized for the specific purpose of acquiring the Securities and this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(k) Address. The address shown under Subscriber’s signature at the end of this Agreement is such Subscriber’s principal address.

(l) Receipt of Information. Subscriber acknowledges that Subscriber has carefully reviewed such information as Subscriber has deemed necessary to evaluate an investment in the Company and the Securities, including the SEC Reports. To the full satisfaction of Subscriber, the Subscriber has been furnished all materials that he has requested relating to the Company and the issuance of the Securities hereunder, and Subscriber has been afforded the opportunity to ask questions of the Company’s representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to the Subscriber.

(m) OFAC. Subscriber represents, warrants and covenants that: (i) he has not been designated by the OFAC as a Specially Designated National or blocked person, that he has no reason to believe that he would be considered a blocked person by OFAC and the undersigned does not reside in a restricted country. The undersigned also represents that he is not employed by, acting as an agent of, or partially owned or controlled by a government, a government-controlled entity or a government corporation; and (ii) to the extent the undersigned has any beneficial owners, (a) he has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the undersigned reasonably believes that no such beneficial owners are or are (i) acting in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) acting on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by OFAC, (iii) acting for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure or (iv) acting for a foreign shell bank (such persons or entities in (i) - (iv) are collectively referred to as “Prohibited Persons”), (c) he holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date hereof and (d) he will make available such information and any additional information that the Company may require upon request.

(n) Specially Designated National. Subscriber is not currently the subject or target of and has not been designated a “specially designated national” or “blocked person” by the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other sanctions authority, nor is the undersigned located, organized or resident in a country or territory that is the subject or a target of a comprehensive embargo or prohibiting trade with that country.

(o) Trading with the Enemy. The Subscriber has not engaged in any business or activity prohibited by the Trading with the Enemy Act, that is the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any enabling legislation or executive order relating thereto. The Subscriber has not (i) used any funds for any unlawful contribution or other unlawful political activity; (ii) made any direct or indirect unlawful payment to a foreign or domestic government official or agent; or (iii) violated any provision of any law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transaction or the Foreign Corrupt Practices Act of 1977.

(p) Money Laundering. The Company seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, Subscriber represents, warrants and agrees that, (i) none of the cash or property that it has paid, will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law, and (ii) no contribution or payment by Subscriber to the Company, shall cause the Company to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. Subscriber agrees to promptly notify the Company if any of these representations ceases to be true and accurate. Subscriber further agrees to provide to the Company any additional information regarding it that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. If at any time it is discovered that any of the foregoing representations is incorrect, or if otherwise required by applicable law or regulation related to money laundering and similar activities, Company may undertake appropriate actions to ensure compliance with applicable law or regulation, including, but not limited to segregation and/or redemption of such Subscriber’s investment in the Company. Subscriber further understands that the Company may release confidential information about it and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interests of the Company considering relevant rules and regulations under the laws set forth above.

(q) No Disqualification Event. Subscriber represents that no disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act (a “Disqualification Event”) is applicable to Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Subscriber hereby agrees that it shall notify the Company promptly in writing in the event of a Disqualification Event becomes applicable to Subscriber or any of its Rule 506(d) Related Parties except, if applicable; for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes hereof, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of Subscriber’s securities for purposes of Rule 506(d) under the Securities Act.

(r) No Broker. Subscriber has not incurred and will not incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

ARTICLE IV.

MISCELLANEOUS

4.1 Indemnity. Subscriber agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

4.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

4.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, prepaid, with a recognized international courier service, (b) delivered personally, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent as provided in clause (a)), in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

4.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

4.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

4.6 Entire Agreement. This Agreement (including the exhibits and schedules hereto) contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

4.7 Assignability. This Agreement is not transferable or assignable by the Subscriber.

4.8 Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles. If there is any litigation relating to this Agreement or the transaction contemplated hereby, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of Florida York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

[Remainder of page intentionally left blank]

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of ___________ ___, 2025.

Name of Subscriber: ________________________________________________________

Name of Subscriber, if Joint: _________________________________________________

Name in Which Shares and Warrants are to be Registered: __________________________

Signature of Individual or Authorized Signatory: __________________________________

Signature of Subscriber, if Joint Individuals: _____________________________________

Name of Authorized Signatory, if Entity: ________________________________________

Title of Authorized Signatory, if Entity: _________________________________________

Email Address of Authorized Signatory: _________________________________________

Number of Shares Purchased: ______________

Number of Warrants (1/4th of the Number of Shares): _________________

Total Purchase Price: ($0.30 x Number of Shares): __________________

Address for Notices to Subscriber:

__________________________________

__________________________________

Address for Delivery of Securities to Subscriber (if not same as address for notice):

__________________________________

__________________________________

Tax Identification Number: _______________________

ACCEPTANCE OF SUBSCRIPTION

QHSLAB, INC.

By:
Troy Grogan
President and Chief Executive Officer

Date:             , 2025